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                                                                    Exhibit 99.4



                          REGISTRATION RIGHTS AGREEMENT

       THIS REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT"), is made as of September 5, 1997, by and among Molten Metal Technology, Inc., a Delaware corporation (the "COMPANY"), with headquarters located at 400-2 Totten Pond Road, Waltham, MA 02154, and the undersigned (the "INITIAL PURCHASERS" ).


                                    RECITALS
                                    --------

       A. In connection with the Securities Purchase Agreement dated of even date herewith by and between the Company and the Initial Purchasers (the "SECURITIES PURCHASE AGREEMENT"), the Company has agreed, upon the terms and subject to the conditions contained therein, to issue and sell to the Initial Purchasers shares of Series A Convertible Participating Preferred Stock of the Company (the "PREFERRED STOCK") that is convertible into shares (the "CONVERSION SHARES") of the Company's common stock, par value $.01 per share (the "COMMON STOCK"), upon the terms and subject to the limitations and conditions set forth in the Certificate of Designations, Preferences and Rights with respect to such Preferred Stock (the "CERTIFICATE OF DESIGNATIONS"), in the form attached as Exhibit A to the Securities Purchase Agreement. In connection with the transactions contemplated by the Securities Purchase Agreement, the Company has also agreed to issue to GEM Ventures Ltd. (the "Agent") pursuant to that certain Warrant Agreement dated September 5, 1997 (the "Warrant Issuance Agreement") warrants (the "Warrants"), in the form attached as Exhibit A-1 to the Securities Purchase Agreement, to acquire 566,000 shares of Common Stock (the "Warrant Shares").

       B. To induce the Initial Purchasers to execute and deliver the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "SECURITIES ACT"), and applicable state securities laws.


                                   AGREEMENTS
                                   ----------

       NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, the Initial Purchasers and the Agent hereby agree as follows:



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                                    ARTICLE I
                                   DEFINITIONS
                                   -----------

       1.1 DEFINITIONS. As used in this Agreement, the following terms shall have the following meanings:

              (a) "PURCHASERS" means the Initial Purchasers and any transferees or assignees who agree to become bound by the provisions of this Agreement in accordance with Article IX hereof.

              (b) "REGISTER," "REGISTERED," and "REGISTRATION" refer to a registration effected by preparing and filing a Registration Statement or Statements in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous basis ("RULE 415"), and the declaration or ordering of effectiveness of such Registration Statement by the United States Securities and Exchange Commission (the "SEC").

              (c) "REGISTRABLE SECURITIES" means the Conversion Shares (including any Conversion Shares issuable with respect to conversion default payments under the Certificate of Designation as well as any other shares of Common Stock which may be issued as provided for under Section 2.3 hereof) issued or issuable with respect to the Preferred Stock, the Warrant Shares issued or issuable with respect to the Warrants, and any shares of capital stock issued or issuable, from time to time (with any adjustments), on or in exchange for or otherwise with respect to any such Common Stock or any other Registrable Securities. "Registrable Securities" will cease to constitute Registrable Securities for purposes of this Agreement when sold pursuant to a Registration Statement or Rule 144, provided that after such sale the applicable securities are freely tradeable under the Securities Act.

              (d) "REGISTRATION STATEMENT" means a registration statement of the Company under the Securities Act.

       1.2 CAPITALIZED TERMS. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreement.


                                   ARTICLE II
                                  REGISTRATION

       2.1 MANDATORY REGISTRATION. The Company shall prepare, and, on or prior to twenty (20) business days after the date of the Closing (the "FILING DATE"), file with the SEC a Registration Statement on Form S-1 covering the resale of all of the Registrable Securities, which Registration Statement, to the extent allowable under the Securities Act and the Rules promulgated thereunder (including Rule 416), shall state that such Registration Statement also covers such indeterminate number of additional shares of Common Stock as may become issuable upon conversion of the Preferred Stock (i) to prevent dilution resulting from stock splits,



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stock dividends or similar transactions or (ii) by reason of changes in the
Conversion Price of the Preferred Stock in accordance with the terms thereof. The Registrable Securities included in the Registration Statement shall be allocated among the Purchasers as set forth in Section 11.11 hereof. The Registration Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided to (and subject to the approval of (which approval shall not be unreasonably withheld or denied)) the Initial Purchasers and their counsel prior to its filing or other submission.

       2.2 UNDERWRITTEN OFFERING. If any offering pursuant to a Registration Statement pursuant to Section 2.1 hereof involves an underwritten offering, the Purchasers who hold a majority in interest of the Registrable Securities subject to such underwritten offering, with the consent of the Initial Purchasers, shall have the right to select a total of one legal counsel to represent the Purchasers and an investment banker or bankers and manager or managers to administer the offering, which investment banker or bankers or manager or managers shall be reasonably satisfactory to the Company.

       2.3 PAYMENTS BY THE COMPANY. The Company shall cause the registration statement to become effective as soon as practicable, but in no event later than the one hundred and twentieth (120th) day (but the ninetieth (90th) day in the event that the Registration Statement is not filed by the Filing Date) following the date of the Closing (the "REGISTRATION DEADLINE"). If (i) the registration statement(s) covering the Registrable Securities required to be filed by the Company pursuant to Section 2.1 hereof is not declared effective by the SEC on or before the Registration Deadline, or (ii) after the later of the date the registration statement has been declared effective by the SEC and the Registration Deadline, sales of all the Registrable Securities (including any Registrable Securities required to be registered pursuant to Section 3.2 hereof) cannot be made pursuant to the registration statement (by reason of a stop order or the Company's failure to update the registration statement or any other reason outside the control of the Purchasers), then the Company will make payments to the Purchasers in such amounts and at such times as shall be determined pursuant to this Section 2.3 as partial relief for the damages to the Purchasers by reason of any such delay in or reduction of their ability to sell the Registrable Securities (which remedy shall not be exclusive of any other remedies available at law or in equity). In such event, the Company shall pay to each Purchaser an amount equal to (i) (A) .02 times (B) the aggregate Face Amount (as defined in the Certificate of Designations) of the Preferred Stock held by such Purchaser (including, without limitation, shares of Preferred Stock that have been converted into Conversion Shares) (in each case taking into account any dispositions of such shares of Preferred Stock or Conversion Shares as the case may be) times (ii) the sum of: (A) the number of months (prorated per day for partial months) following the Registration Deadline prior to the date the Registration Statement filed pursuant to Section 2.1 is declared effective by the SEC plus (B) the number of months (prorated per day for partial months) following the Registration Deadline but prior to the termination of the Registration Period that, following a three (3) day grace period in each event (but a sixty (60) consecutive days grace period prior to June 30, 1998), sales cannot be made pursuant to the Registration Statement after the Registration Statement has been declared effective (any period prior to June



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30, 1998 during which such registration statement cannot be utilized as contemplated by this clause (B) for more than three (3) consecutive days being a "Blackout"). Such amounts shall be paid in cash or, at each Purchaser's option, may be convertible into Common Stock at the "CONVERSION PRICE" (as defined in the Certificate of Designation). Any shares of Common Stock issued upon conversion of such amounts shall be Registrable Securities. If the Purchaser desires to convert or exercise the amounts due hereunder into Registrable Securities it shall so notify the Company in writing within two (2) days prior to the date on which such amounts are first payable in cash and such amounts shall be so convertible (pursuant to the terms of the Certificate of Designation), beginning on the last day upon which the cash amount would otherwise be due in accordance with the following sentence. Payments of cash pursuant hereto shall be made within five (5) days after the end of each period that gives rise to such obligation, provided that, if any such period extends for more than thirty (30) days, payments shall be made for each such thirty (30) day period within five (5) days after the end of such thirty (30) day period.

       2.4 PIGGY-BACK REGISTRATIONS. If at any time prior to the expiration of the Registration Period (as hereinafter defined) the Company shall file with the SEC a Registration Statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities (other than on Form S-4 or Form S-8 or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans), then the Company shall send to each Purchaser who has a right to have Registrable Securities covered by a Registration Statement (and which are not so covered by a Registration Statement) written notice of such determination and, if within fifteen (15) days after the date of such notice, such Purchaser shall so request in writing, the Company shall include in such Registration Statement all or any part of the Registrable Securities such Purchaser requests to be registered, except that if, in connection with any underwritten public offering for the account of the Company the managing underwriter(s) thereof shall impose a limitation on the number of shares of Common Stock which may be included in the Registration Statement because, in such underwriter(s)' judgment, marketing or other factors dictate such limitation is necessary to facilitate public distribution, then the Company shall be obligated to include in such Registration Statement only such limited portion of the Registrable Securities with respect to which such Purchaser has requested inclusion hereunder as the underwriter shall permit. Any exclusion of Registrable Securities shall be made pro rata among the Purchasers seeking to include Registrable Securities, in proportion to the number of Registrable Securities sought to be included by such Purchasers; provided, however, that the Company shall not exclude any Registrable Securities unless the Company has first excluded all outstanding securities, the holders of which are not entitled to inclusion of such securities in such Registration Statement or are not entitled to pro rata inclusion with the Registrable Securities; and provided, further, however, that, after giving effect to the immediately preceding proviso, any exclusion of Registrable Securities shall be made pro rata with holders of other securities having the right to include such securities in the Registration Statement. No right to registration of Registrable Securities under this Section 2.4 shall be construed to limit any registration required under
Section 2.1 or 3.2 hereof. If an offering in connection with which a Purchaser is entitled to



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registration under this Section 2.4 is an underwritten offering, then each
Purchaser whose Registrable Securities are included in such Registration Statement shall, unless otherwise agreed by the Company, offer and sell such Registrable Securities in an underwritten offering using the same underwriter or underwriters and, subject to the provisions of this Agreement, on the same terms and conditions as other shares of Common Stock included in such underwritten offering.

       2.5 ELIGIBILITY FOR FORM S-3. The Company covenants that by June 1, 1998 it will meet the eligibility requirements for the use of Form S-3 for registration of the re-sale by the Initial Purchasers and any other Purchaser and the Agent, as the case may be, of the Registrable Securities and the Company shall file all reports required to be filed by the Company with the SEC in a timely manner so as to obtain by such time, and thereafter maintain, such eligibility for the use of Form S-3. The Company shall as soon as possible (using its best efforts) following June 1, 1998, but in any event by July 31, 1998, have converted the Registration Statement from a Form S-1 to a Form S-3 by amendment or filing of a new registration statement as may be required by applicable law and the rules and regulations thereunder.


                                   ARTICLE III
                           OBLIGATIONS OF THE COMPANY
                           --------------------------

       In connection with the registration of the Registrable Securities, the Company shall have the following obligations:

       3.1 The Company shall prepare promptly and file with the SEC the Registration Statement required by Section 2.1, and cause such Registration Statement relating to Registrable Securities to become effective as soon as practicable after such filing, and use its best efforts to keep the Registration Statement effective pursuant to Rule 415 at all times until such date as is the EARLIER OF (i) the date on which all of the Registrable Securities have been sold (and no further Registrable Securities may be issued in the future), (ii) the date on which all of the Registrable Securities (in the reasonable opinion of counsel to the Initial Purchasers) may be immediately sold to the public without registration and without restriction as to the number of Registrable Securities to be sold, whether pursuant to Rule 144 or otherwise and (iii) four years from the date hereof (the "REGISTRATION PERIOD"). The Registration Statement (including any amendments or supplements thereto and prospectuses contained therein and all documents incorporated by reference therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein not misleading.

       3.2 The Company shall use its best efforts to prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement until the



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termination of the Registration Period (it being understood in the operation of this paragraph that, prior to June 1, 1998, the Company will not be eligible for use of an S-3 Registration Statement and thus the Registration Statement prior to such time may not be updated by filing of a Form 8-K). In the event the number of shares available under a Registration Statement filed pursuant to this Agreement is, for any three (3) consecutive trading days (the last of such three
(3) trading days being the "REGISTRATION TRIGGER DATE"), insufficient to cover one hundred seventy-five percent (175%) of the Registrable Securities the Company shall use its best efforts to file an amendment to, if permissible, the Registration Statement, or file a new Registration Statement (on the shortest form available therefor, if applicable), or both, so as to cover two hundred percent (200%) of the Registrable Securities in each case, as soon as practicable after the Registration Trigger Date (based on the market price of the Common Stock and other relevant factors on which the Company reasonably elects to rely). The Company shall use its best efforts to cause such amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof.

       3.3 The Company shall furnish to each Purchaser whose Registrable Securities are included in the Registration Statement and its legal counsel (a) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company, one copy of the Registration Statement and any amendment thereto, each preliminary prospectus and prospectus and each amendment or supplement thereto, and, in the case of the Registration Statement referred to in Section 2.1, each letter written by or on behalf of the Company to the SEC or the staff of the SEC, and each item of correspondence from the SEC or the staff of the SEC, in each case relating to such Registration Statement (other than any portion, if any, thereof which contains information for which the Company has sought confidential treatment), and (b) such number of copies of a prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as such Purchaser may reasonably request in order to facilitate the disposition of the Registrable Securities owned (or to be owned) by such Purchaser. All correspondence to or from the SEC or its staff shall, subject to applicable law and legal process, be kept confidential by the Purchasers.

       3.4 The Company shall use reasonable efforts to (a) register and qualify the Registrable Securities covered by the Registration Statement under securities laws of such jurisdictions in the United States as each Purchaser who holds (or has the right to hold) Registrable Securities being offered reasonably requests, (b) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (c) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (d) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (i) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this
Section 3.4, (ii) subject itself to general taxation in any such jurisdiction,
(iii) file a general consent to service of process in any such jurisdiction,



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(iv) provide any undertakings that cause the Company material expense or burden, or (v) make any change in its charter or by-laws, which in each case the board of directors of the Company determines to be contrary to the best interests of the Company and its stockholders.

       3.5 In the event the Purchasers who hold a majority in interest of the Registrable Securities being offered in an offering pursuant to a Registration Statement or any amendment or supplement thereto under Section 2.1 or 3.2 hereof select underwriters for the offering, the Company shall enter into and perform its obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the underwriters of such offering.

       3.6 As soon as practicable after becoming aware of such event, the Company shall notify each Purchaser of the happening of any event, of which the Company has knowledge, as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and use its best efforts to as soon as practicable to prepare a supplement or amendment to and, in the event of an amendment, obtain the effectiveness thereof, the Registration Statement to correct such untrue statement or omission, and deliver such number of copies of such supplement or amendment to each Purchaser as such Purchaser may reasonably request.

       3.7 The Company shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, and, if such an order is issued, to obtain the withdrawal of such order at the earliest practicable time and to notify (by telephone and also by facsimile and reputable overnight carrier) each Purchaser who holds Registrable Securities being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance of such order and the resolution thereof.

       3.8 The Company shall permit a single firm of counsel designated by the Initial Purchasers to review the Registration Statement and all amendments and supplements thereto a reasonable period of time prior to their filing with the SEC, and not file any document in a form to which such counsel reasonably and timely objects.

       3.9 The Company shall make generally available to its security holders as soon as practical, but not later than ninety (90) days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 under the Securities Act) covering a twelve-month period beginning not later than the first day of the Company's fiscal quarter next following the effective date of the Registration Statement.

       3.10 At the request of any Purchaser, the Company shall use its reasonable efforts to furnish to such Purchaser, on the date of effectiveness of the Registration Statement and thereafter from time to time on such dates as a Purchaser may reasonably request (a) an opinion, dated as of such applicable date, from counsel representing the Company addressed to the



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Purchasers and in form, scope and substances as is customarily given in an underwritten public offering and (b) a letter, dated as of such applicable date, from the Company's independent certified public accountants addressed to the Purchasers and in form, scope and substance as customarily given to underwriters in an underwritten public offering; provided, however, that a Purchaser shall only be entitled to the foregoing to the extent it is reasonably requested by such Purchaser and consented to by the Company after consultation with its counsel (which consent will not be unreasonably withheld based upon all relevant facts and circumstances and advice of such counsel) and in any event no more than one time in any six-month period (unless a shorter period would otherwise be reasonable under the applicable circumstances).

       3.11 The Company shall make available for inspection by (i) any Purchaser, (ii) any underwriter participating in any disposition pursuant to the Registration Statement, (iii) one firm of attorneys and one firm of accountants retained by the Purchasers, and (iv) one firm of attorneys retained by all such underwriters (collectively, the "INSPECTORS") all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the "RECORDS"), as shall be reasonably deemed necessary by each Inspector to enable each Inspector to conduct such investigation as it deems appropriate, if any, and cause the Company's officers, directors and employees to supply all information which any Inspector may reasonably request for purposes of such due diligence; provided, however, that each Inspector shall hold in confidence and shall not make any disclosure (except to a Purchaser) of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified in writing, unless (a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement, (in which event the Company shall promptly make appropriate public disclosure thereof, (b) the release of such Records is ordered pursuant to a subpoena or other order from a court or government body of competent jurisdiction, or is otherwise required by applicable law or legal process or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement (to the knowledge of the relevant Purchaser). The Company shall not be required to disclose any confidential information in such Records to any Inspector until and unless such Inspector shall have entered into confidentiality agreements (in form and reasonable substance satisfactory to the Company) with the Company with respect thereto, substantially in the form of this Section 3.11. Each Purchaser agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential. Nothing in this Section 3.11 shall be deemed to limit a Purchaser's ability to sell Registrable Securities in a manner which is consistent with applicable laws and regulations.

       3.12 The Company shall hold in confidence and not make any disclosure of information concerning a Purchaser provided to the Company unless (a) disclosure of such information is necessary to comply with federal or state securities laws, (b) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration




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Statement, (c) the release of such information is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction or is otherwise required by applicable law or legal process, (d) such information has been made generally available to the public other than by disclosure in violation of this or any other agreement (to the knowledge of the Company), or
(e) such Purchaser consents to the form and content of any such disclosure. The Company agrees that it shall, upon learning that disclosure of such information concerning a Purchaser is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to such Purchaser prior to making such disclosure, and allow the Purchaser, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

       3.13 The Company shall cause the listing and the continuation of listing of all the Registrable Securities covered by the Registration Statement on the Nasdaq National Market System or, if the Common Stock is no longer listed thereon, on the Nasdaq Small Cap Market, the NYSE or the Amex, and cause the Registrable Securities to be quoted or listed on each additional national securities exchange or quotation system upon which the Common Stock is then listed or quoted.

       3.14 The Company shall provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of the Registration Statement.

       3.15 The Company shall cooperate with the Purchasers who hold Registrable Securities being offered and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Registrable Securities to be offered pursuant to the Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the managing underwriter or underwriters, if any, or the Purchasers may reasonably request and registered in such names as the managing underwriter or underwriters, if any, or the Purchasers may request, within one (1) business days after a Registration Statement which includes Registrable Securities is ordered effective by the SEC, the Company shall cause legal counsel selected by the Company to deliver, to the transfer agent for the Registrable Securities (with copies to the Purchasers whose Registrable Securities are included in such Registration Statement) an opinion of such counsel in the form attached hereto as EXHIBIT 1.

       3.16 At the request of any Purchaser, the Company shall promptly prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary in order to change the description of the plan of distribution set forth in such Registration Statement.

       3.17 The Company shall comply with all applicable laws related to the Registration Statement and offering and sale of securities and all applicable rules and regulations of



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governmental authorities in connection therewith (including, without limitation, the Securities Act and the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the Commission).

       3.18 The Company shall take all such other actions as any Purchaser or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities.

       3.19 The Company shall not, and shall not agree to, allow the holders of any securities of the Company to include any of their securities in any Registration Statement or any amendment or supplement thereto under Section 2.1 or 3.2 hereof without the consent of the holders of a majority of the Registrable Securities.


                                   ARTICLE IV
                          OBLIGATIONS OF THE PURCHASERS
                          -----------------------------

       In connection with the registration of the Registrable Securities, the Purchasers shall have the following obligations:

       4.1 It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Purchaser that such Purchaser shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least five (5) business days prior to the first anticipated filing date of the Registration Statement, the Company shall notify each Purchaser of the information the Company requires from each such Purchaser.

       4.2 Each Purchaser, by such Purchaser's acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statements hereunder, unless such Purchaser has notified the Company in writing of such Purchaser's election to exclude all of such Purchaser's Registrable Securities from the Registration Statement.

       4.3 Each Purchaser whose Registrable Securities are included in a Registration Statement understands that the Securities Act may require delivery of a prospectus relating thereto in connection with any sale thereof pursuant to such Registration Statement, and each such Purchaser shall comply with the applicable prospectus delivery requirements of the Securities Act in connection with any such sale.

       4.4 Each Purchaser agrees to notify the Company promptly, but in any event within 72 hours, after the date on which all Registrable Securities owned by such Purchaser have been sold




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by such Purchaser, if such date is prior to the expiration of the Registration
Period, so that the Company may comply with its obligation to terminate the Registration Statement in accordance with Item 512(a)(3) of Regulation S-K.

       4.5 Each Purchaser agrees that, upon receipt of written notice from the Company of the happening of any event of the kind described in Section 3.6, such Purchaser will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Purchaser's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3.6 and, if so directed by the Company, such Purchaser shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in such Purchaser's possession (other than a limited number of permanent file copies), of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

       4.6 Without limiting a Purchaser's rights under Section 2.1 or 3.2 hereof, no Purchaser may participate in any underwritten distribution hereunder unless such Purchaser (a) agrees to sell such Purchaser's Registrable Securities on the basis provided in any underwriting arrangements in usual and customary form entered into by the Company, (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, and (c) agrees to pay its pro rata share of all underwriting discounts and commissions and any expenses in excess of those payable by the Company pursuant to
Article V.


                                    ARTICLE V
                            EXPENSES OF REGISTRATION
                            ------------------------

       All expenses, other than underwriting discounts and commissions, incurred by the Company in connection with registrations, filings or qualifications pursuant to Articles II and III, including, without limitation, all registration, listing and qualification fees, printers and accounting fees, and the fees and disbursements of counsel for the Company, shall be borne by the Company.


                                   ARTICLE VI
                                 INDEMNIFICATION
                                 ---------------

       In the event any Registrable Securities are included in a Registration Statement under this Agreement:

       6.1 To the extent permitted by law, the Company will indemnify, hold harmless and defend (a) each Purchaser who holds such Registrable Securities,
(b) each underwriter of Registrable Securities and (c) the directors, officers, partners, members, employees, agents and persons who control any Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), if any,

(each, an "INDEMNIFIED PERSON"), against any joint or several losses, claims, damages, liabilities or expenses (collectively, together with actions, proceedings or inquiries by any regulatory or self-regulatory organization, whether commenced or threatened, in respect thereof, "CLAIMS") to which any of them may become subject insofar as such Claims arise out of or are based upon:
(i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or the omission or alleged omission to state therein a material fact required to be stated or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities (the matters in the foregoing clauses (i) through (iii) being, collectively, "VIOLATIONS"). Subject to the restrictions set forth in Section 6.3 with respect to the number of legal counsel, the Company shall reimburse the Purchasers, each such underwriter and controlling person, and each such other Indemnified Person, promptly as such expenses are incurred and are due and payable, for any reasonable legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6.1: (x) shall not apply to an Indemnified Person with respect to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person expressly for use in the Registration Statement or any such amendment thereof or supplement thereto; (y) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld; and (z) with respect to any preliminary prospectus, shall not inure to the benefit of any Indemnified Person if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented, if such corrected prospectus was timely made available by the Company pursuant to Section 3.3 hereof, and the Indemnified Person was promptly advised in writing not to use the incorrect prospectus prior to the use giving rise to a Violation and such Indemnified Person, notwithstanding such advice, used it. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Purchasers pursuant to Article IX.

       6.2 To the extent permitted by law, in connection with any Registration Statement in which a Purchaser is participating, each such Purchaser agrees to indemnify, hold harmless and defend, to the same extent and in the same manner set forth in Section 6.1, the Company, each of its directors, each of its officers who signs the Registration Statement, its employees, agents and persons, if any, who control the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and any other stockholder selling securities pursuant to the Registration Statement, together with its directors, officers and members, and any person who controls such stockholder or underwriter within the meaning of the Securities Act or the Exchange Act (such an "INDEMNIFIED PARTY"), against any Claim to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Claim (x) in the event of a Violation of the type referred to in clause (i) or (ii) of Section 6.1, arises out of or is based upon such Violation, but only to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Purchaser expressly for use in connection with such Registration Statement; or (y) arises out of or is based upon any violation by such Purchaser of the Securities Act, Exchange Act, any other law, including without limitation any state securities laws, or any rule or regulation thereunder, in each case relating to the offer or sale of the Registrable Securities under the Registration Statement; and subject to Section 6.3 such Purchaser will reimburse any legal or other expenses (promptly as such expenses are incurred and are due and payable) reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6.2 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Purchaser, which consent shall not be unreasonably withheld; provided, further, however, that a Purchaser shall be liable under this Agreement (including this Section 6.2 and Article
VII) for only that amount as does not exceed the net proceeds actually received by such Purchaser as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Purchasers pursuant to Article IX. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6.2 with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented, and the Indemnified Party failed to utilize such corrected prospectus.

       6.3 Promptly after receipt by an Indemnified Person or Indemnified Party under this Article VI of notice of the commencement of any action (including any governmental action), such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to made against any indemnifying party under this Article VI, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that such indemnifying party shall diligently pursue such defense and that such indemnifying party shall not be entitled to assume such defense and an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the reasonable fees and expenses to be paid by the indemnifying party, if the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential conflicts of interest between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding or the actual or potential defendants in, or targets of, any such action include both the Indemnified Person or the Indemnified Party and any such Indemnified Person or Indemnified Party reasonably determines that there may be legal defenses available to such Indemnified Person or Indemnified Party which are different from or in addition to those available to such indemnifying party. The indemnifying party shall pay for only one separate legal counsel for the Indemnified Persons or the Indemnified Parties, as applicable, and such legal counsel shall be selected by Purchasers holding a majority-in-interest of the Registrable Securities included in the Registration Statement to which the Claim relates (with the approval of the Initial Purchasers if they hold Registrable Securities included in such Registration Statement), if the Purchasers are entitled to indemnification hereunder, or by the Company, if the Company is entitled to indemnification hereunder, as applicable. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Article VI, except to the extent that the indemnifying party is actually prejudiced in its ability to defend such action. The indemnification required by this Article VI shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable. To the extent any Indemnified Person or Indemnified Party, as the case may be, is ultimately determined, by a court of competent jurisdiction, in a judgment that is not subject to further appeal or review, not to be entitled to indemnification under this Article VI, then such person shall, except as may otherwise be required pursuant to Article VII hereof repay any such advances to the indemnifying party which advanced such expenses.


                                   ARTICLE VII
                                  CONTRIBUTION
                                  ------------

       To the extent any indemnification by an indemnifying party under Article VI is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Article VI to the fullest extent permitted by law; provided, however, that (i) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person of Registrable Securities who was not guilty of such fraudulent misrepresentation, and (ii) contribution (together with any indemnification or other obligations under this Agreement) by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.


                                  ARTICLE VIII
                         REPORTS UNDER THE EXCHANGE ACT
                         ------------------------------

       With a view to making available to the Purchasers the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit the Purchasers to sell securities of the Company to the public without registration ("RULE 144"), the Company agrees to, so long as any Purchaser owns Preferred Stock and for six months thereafter:

       8.1 File with the SEC in a timely manner and make and keep available all reports and other documents required of the Company under the Securities Act and the Exchange Act so long as the Company remains subject to such requirements (it being understood that nothing herein shall limit the Company's obligations under Section 4.3 of the Securities Purchase Agreement) and the filing and availability of such reports and other documents is required for the applicable provisions of Rule 144; and

       8.2 Furnish to each Purchaser, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Purchasers to sell such securities pursuant to Rule 144 without registration.


                                   ARTICLE IX
                        ASSIGNMENT OF REGISTRATION RIGHTS
                        ---------------------------------

       The rights of the Purchasers hereunder, including the right to have the Company register Registrable Securities pursuant to this Agreement, shall be automatically assigned by each Purchaser to any transferee of all or any portion of the Preferred Stock or the Registrable Securities (other than pursuant to a Registration Statement or Rule 144 (so long as the shares subject to such transfer are thereafter freely tradeable under the Securities Act)) if: (a) the Purchaser agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (b) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (i) the name and address of such transferee or assignee, and (ii) the securities with respect to which such registration rights are being transferred or assigned, (c) following such transfer or assignment, the further disposition of such securities by the transferee or assignee is restricted under the Securities Act or applicable state securities laws, (d) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence, the transferee or assignee agrees in writing for the benefit of the Company to be bound by all of the provisions contained herein, and (e) such transfer shall have been made in accordance with the applicable requirements of the Securities Purchase Agreement.


                                    ARTICLE X
                        AMENDMENT OF REGISTRATION RIGHTS
                        --------------------------------

       Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with written consent of the Company, the Initial Purchasers (but not an Initial Purchaser who no longer owns any Preferred Stock or Registrable Securities and who is not adversely affected by such amendment or waiver) and Purchasers who hold a majority interest of the Registrable Securities. Any amendment or waiver effected in accordance with this Article X shall be binding upon each Purchaser and the Company. Notwithstanding the foregoing, no amendment or waiver shall retroactively affect any Purchaser without its comment or prospectively adversely affect any Purchaser who no longer owns any Preferred Stock or Registrable Securities without its consent. Neither Article VI nor Article VII hereof may be amended or waived in a manner adverse to a Purchaser without its consent.


                                   ARTICLE XI
                                  MISCELLANEOUS
                                  -------------

       11.1 A person or entity is deemed to be a holder of Registrable Securities whenever such person or entity owns of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

       11.2 Any notices herein required or permitted to be given shall be in writing and may be personally served or delivered by courier or by confirmed telecopy, and shall be deemed delivered at the time and date of receipt (which shall include telephone line facsimile transmission). The addresses for such communications shall be:

              If to the Company:

              Molten Metal Technology, Inc.
              400-2 Totten Pond Road
              Waltham, MA 02154
              Fax: (617) 487-7870
              Attention: Chief Financial Officer
                         General Counsel

              with a copy to:

              Bingham, Dana & Gould LLP
              150 Federal Street
              Boston, MA 02110
              Fax: (617) 951-8736
              Attention: John R. Utzschneider, Esq.

              If to CC Investments, LDC:

                  CC Investments, LDC
                  Corporate Centre, West Bay Road
                  P.O. Box 31106 SMB
                  Grand Cayman, Cayman Islands

                  with a copy to:

                  Castle Creek Partners, LLC
                  440 South LaSalle Street
                  Suite 700
                  Chicago, Illinois 60605
                  Telecopy: (312) 362-4500
                  Attention: Portfolio Manager

              and with a copy to:

                   Altheimer & Gray
                   10 South Wacker Drive
                   Chicago, Illinois 60606
                   Telecopy: (312) 715-4800
                   Attention: Peter H. Lieberman, Esq.

and if to any other Purchaser, at such address as such Purchaser, shall have provided in writing to the Company, or at such other address as each such party furnishes by notice given in accordance with this Section 11.2.

       11.3 Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

       11.4 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed in the State of Delaware. The Company and each Purchaser irrevocably consents to the jurisdiction of the federal courts located in the state of Delaware and the state courts of the State of Delaware located in the County of New Castle in the State of Delaware in any suit or proceeding based on or arising under this Agreement and irrevocably agrees that all claims in respect of such suit or proceeding may be determined in such courts. The Company and each Purchaser irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding. The parties hereto further agree that service of process upon the parties hereto mailed by first class mail shall be deemed in every respect effective service of process upon each such party in any such suit or proceeding. Nothing herein shall affect either party's right to serve process in any other manner permitted by law. The parties hereto agree that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

       11.5 This Agreement, the Preferred Stock, the Warrants, the Securities Purchase Agreement and the Warrant Issuance Agreement (including all schedules and exhibits thereto and all certificates and opinions required thereby) constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement, the Preferred Stock, the Warrants and the Securities Purchase Agreement and the Warrant Issuance Agreement supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof. Notwithstanding the foregoing, that certain engagement letter dated August 11, 1997, between the Company and GEM Advisers Inc. and Global Emerging Markets, Inc. shall not be superseded and shall remain in full force and effect.

       11.6 Subject to the requirements of Article IX hereof, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

       11.7 The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

       11.8 This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto, by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

       11.9 Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

       11.10  [Intentionally Omitted]

       11.11 The initial number of Registrable Securities included on any Registration Statement and each increase to the number of Registrable Securities included thereon shall be allocated pro rata among the Purchasers based on the number of Registrable Securities held by each Purchaser at the time of such establishment or increase, as the case may be. In the event a Purchaser shall sell or otherwise transfer any of such holder's Registrable Securities, each transferee shall be allocated a pro rata portion of the number of Registrable Securities included on a Registration Statement for such transferor. Any shares of Common Stock included on a

Registration Statement and which remain allocated to any person or entity which does not hold any Registrable Securities shall be allocated to the remaining Purchasers, pro rata based on the number of shares of Registrable Securities then held by such Purchasers. Without implication that the contrary would otherwise be true, for purposes of this paragraph, all Preferred Stock then outstanding shall be assumed converted into Registrable Securities.

       11.12 The Agent shall have, with respect to the Warrant Shares, rights hereunder as if it were a Purchaser (but not an Initial Purchaser) and the Warrants and Warrant Shares were Preferred Stock and Conversion Shares, respectively, provided, however, that the Agents' rights hereunder shall be subordinated in all respects to the rights of the Purchaser's, including, without limitation, with respect to the allocation, pursuant to Section 11.11, of the numbers of shares of Common Stock included in a Registration Statement (it being understood and agreed that, notwithstanding anything to the contrary contained in this Agreement, and without limiting the generality of the foregoing, in the event of a Registration Trigger Date (assuming for this purpose that the applicable percentage trigger is 200% rather than 175%), then all shares of Common Stock covered by the applicable Registration Statement shall be allocated to the Purchasers (not including for this purpose the Agent) and not to the Agent until such time as no Registration Trigger Date (assuming for this purpose that the applicable percentage trigger is 200% rather than 175%) has existed for a period of ten consecutive days. Following such cure, the Agent shall again be entitled to participate in an allocable portion of shares covered by the applicable Registration Statement as if the Agent were a Purchaser hereunder.

       11.13 If any provision of this Agreement shall be invalid or unenforceable, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement.



                                      * * *

       IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first above written.


MOLTEN METAL TECHNOLOGY, INC.


          /s/ Benjamin T. Downs
_______________________________________
      Executive Vice President and
        Chief Financial Officer

Initial Purchasers:

                 PURCHASER:

                 CC Investments, LDC
                 Corporate Centre, West Bay Road
                 P.O. Box 31106 SMB
                 Grand Cayman, Cayman Islands

                     /s/ John D. Ziegelman
                 By:_______________________________

                      Director
                 Its:______________________________


                 With a copy to:
                 Castle Creek Partners, LLC
                 333 West Wacker Drive, Suite 1410
                 Chicago, IL 60606
                 Tel#: (312) 554-2771
                 Fax#: (312) 435-2636
                 Attn: Portfolio Manager

                 PURCHASER:

                 Stark International
                 Arthur Morris, Christensen Century House
                 31 Richmond Road
                 Hamilton, Bermuda HM08
                 Tel#: (809) 292-7478
                 Fax#: (809) 295-4164

                     /s/ Michael A. Roth
                 By:_______________________________

                      Member of Managing G.P.
                 Its:______________________________

                 With a copy to:
                 Stark Investments
                 1500 West Market Street, Suite 200
                 Mequon, WI 53092
                 Tel#: (414) 241-1820
                 Fax#: (414) 241-7704
                 Attn: Brian Davidson

                 PURCHASER:

                 Sheperd Investments International, Ltd.
                 International Fund Administration Ltd.
                 48 Par-la-Ville Road, Suite 464
                 Hamilton, Bermuda HM11
                 Tel#: (441) 295-4718
                 Fax#: (441) 295-9637

                     /s/ Michael A. Roth
                 By:_______________________________

                      Member of Investment Manager
                 Its:______________________________


                 With a copy to:
                 Stark Investments
                 1500 West Market Street, Suite 200
                 Mequon, WI 53092
                 Tel#: (414) 241-1820
                 Fax#: (414) 241-7700
                 Attn: Brian Davidson


                 PURCHASER:

                 Nelson Partners
                 c/o Leeds Management Services
                 129 Front St., 5th Floor
                 Hamilton, Bermuda HM12
                 Fax#: (441) 292-2239
                 Attn: Anne Dupuy

                     /s/ Anne Dupuy
                 By:_______________________________

                      Officer
                 Its:______________________________

                 With a copy to:
                 Citadel Investment Group LLC
                 225 West Washington Street, 9th Floor
                 Chicago, IL 60606
                 Tel#: (312) 696-2165
                 Fax#: (312) 368-4347
                 Attn: Malcolm Fairbairn


                 PURCHASER:

                 Olympus Securities, Ltd.
                 c/o Leeds Management Services
                 129 Front Street, 5th Floor
                 Hamilton, Bermuda HM12
                 Fax#: (441) 292-2239
                 Attn: Anne Dupuy

                     /s/ Anne Dupuy
                 By:_______________________________

                      Director
                 Its:______________________________


                 With a copy to:
                 Citadel Investment Group LLC
                 225 West Washington Street, 9th Floor
                 Chicago, IL 60606
                 Tel#: (312) 696-2165
                 Fax#: (312) 368-4347
                 Attn: Malcolm Fairbairn

                 GEM Ventures Ltd.
                 1330 Avenue of the Americas
                 36th Floor
                 New York, NY 10019
                 Tel#: (212) 582-3400
                 Fax#: (212) 265-4035
                 Attn: Thomas Tuttle

                     /s/ Thomas Tuttle
                 By:_______________________________

                      Director
                 Its:______________________________

                                                                       EXHIBIT 1
                                                                 TO REGISTRATION
                                                                RIGHTS AGREEMENT



                                     [Date]

[Name and address
of transfer agent]


                    RE: [COMPANY NAME]


Ladies and Gentlemen:

       We are counsel to , a Delaware corporation (the "COMPANY"), and we understand that [Name of Purchaser] (the "HOLDER") has purchased from the Company Series A Convertible Participating Preferred Stock of the Company (the "PREFERRED STOCK"), convertible into shares of the Company's common stock, par value $.01 per share (the "COMMON STOCK"). The Preferred Stock was purchased by the Holder pursuant to a Securities Purchase Agreement, dated as of September 5, 1997, by and among the Company and the signatories thereto (the "AGREEMENT"). Pursuant to a Registration Rights Agreement, dated as of September 5, 1997, by and among the Company and the signatories thereto (the "REGISTRATION RIGHTS AGREEMENT"), the Company agreed with the Holder, among other things, to register the Registrable Securities (as that term is defined in the Registration Rights Agreement) under the Securities Act of 1933, as amended (the "SECURITIES ACT"), upon the terms provided in the Registration Rights Agreement. In connection with the Company's obligations under the Registration Rights Agreement, on _____ __, 1997, the Company filed a Registration Statement on Form S-_____ (File No. 333- __________) (the "REGISTRATION Statement") with the Securities and Exchange Commission (the "SEC") relating to the Registrable Securities, which names the Holder as a selling stockholder thereunder.

       [Other customary introductory and scope of examination language to be inserted]

       Based on the foregoing, we are of the opinion that the Registrable Securities have been registered under the Securities Act.

       [Other appropriate customary language to be included.]



                                             Very truly yours,

cc: [Name of Purchaser]